SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2004

U.S. RESTAURANT PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-13089	75-2687420
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

12240 Inwood Road, Suite 300, Dallas, Texas 75244

(972) 387-1487

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

On August 9, 2004, U.S. Restaurant Properties, Inc. (the “Company”) announced that it had entered into definitive agreements to merge with CNL Restaurant Properties, Inc. and 18 CNL Income Funds. Pursuant to a merger agreement, CNL Restaurant Properties, Inc. will merge with and into the Company. Additionally, pursuant to merger agreements between each CNL Income Fund and the Company, each CNL Income Fund will merge with a separate wholly owned subsidiary of the Company’s operating partnership. Included as exhibits to this Form 8-K are the merger agreements relating to these mergers.

The following exhibits are included in this Form 8-K.

(c) Exhibits

2.1	Agreement and Plan of Merger between CNL Restaurant Properties, Inc. and U.S. Restaurant Properties, Inc. dated as of August 9, 2004

2.2	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition I, LLC, and CNL Income Fund, Ltd. dated as of August 9, 2004.

2.3	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition II, LLC, and CNL Income Fund II, Ltd., dated as of August 9, 2004

2.4	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition III, LLC, and CNL Income Fund III, Ltd., dated as of August 9, 2004

2.5	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition IV, LLC, and CNL Income Fund IV, Ltd., dated as of August 9, 2004

2.6	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition V, LLC, and CNL Income Fund V, Ltd., dated as of August 9, 2004

2.7	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition VI, LLC, and CNL Income Fund VI, Ltd., dated as of August 9, 2004

2.8	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition VII, LLC, and CNL Income Fund VII, Ltd., dated as of August 9, 2004

2.9	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition VIII, LLC, and CNL Income Fund VIII, Ltd., dated as of August 9, 2004

2.10	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition IX, LLC, and CNL Income Fund IX, Ltd., dated as of August 9, 2004

2.11	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition X, LLC, and CNL Income Fund X, Ltd., dated as of August 9, 2004

2.12	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition XI, LLC, and CNL Income Fund XI, Ltd., dated as of August 9, 2004

2.13	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition XII, LLC, and CNL Income Fund XII, Ltd., dated as of August 9, 2004

2.14	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition XIII, LLC, and CNL Income Fund XIII, Ltd., dated as of August 9, 2004

2.15	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition XIV, LLC, and CNL Income Fund XIV, Ltd., dated as of August 9, 2004

2.16	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition XV, LLC, and CNL Income Fund XV, Ltd., dated as of August 9, 2004

2.17	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition XVI, LLC, and CNL Income Fund XVI, Ltd., dated as of August 9, 2004

2.18	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition XVII, LLC, and CNL Income Fund XVII, Ltd., dated as of August 9, 2004

2.19	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition XVIII, LLC, and CNL Income Fund XVIII, Ltd., dated as of August 9, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. RESTAURANT PROPERTIES, INC.

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

Date: August 10, 2004

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger between CNL Restaurant Properties, Inc. and U.S. Restaurant Properties, Inc. dated as of August 9, 2004

2.2	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition I, LLC, and CNL Income Fund, Ltd. dated as of August 9, 2004.

2.3	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition II, LLC, and CNL Income Fund II, Ltd., dated as of August 9, 2004

2.4	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition III, LLC, and CNL Income Fund III, Ltd., dated as of August 9, 2004

2.5	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition IV, LLC, and CNL Income Fund IV, Ltd., dated as of August 9, 2004

2.6	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition V, LLC, and CNL Income Fund V, Ltd., dated as of August 9, 2004

2.7	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition VI, LLC, and CNL Income Fund VI, Ltd., dated as of August 9, 2004

2.8	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition VII, LLC, and CNL Income Fund VII, Ltd., dated as of August 9, 2004

2.9	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition VIII, LLC, and CNL Income Fund VIII, Ltd., dated as of August 9, 2004

2.10	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition IX, LLC, and CNL Income Fund IX, Ltd., dated as of August 9, 2004

2.11	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition X, LLC, and CNL Income Fund X, Ltd., dated as of August 9, 2004

2.12	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition XI, LLC, and CNL Income Fund XI, Ltd., dated as of August 9, 2004

2.13	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition XII, LLC, and CNL Income Fund XII, Ltd., dated as of August 9, 2004

2.14	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition XIII, LLC, and CNL Income Fund XIII, Ltd., dated as of August 9, 2004

2.15	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition XIV, LLC, and CNL Income Fund XIV, Ltd., dated as of August 9, 2004

2.16	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition XV, LLC, and CNL Income Fund XV, Ltd., dated as of August 9, 2004

2.17	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition XVI, LLC, and CNL Income Fund XVI, Ltd., dated as of August 9, 2004

2.18	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition XVII, LLC, and CNL Income Fund XVII, Ltd., dated as of August 9, 2004

2.19	Agreement and Plan of Merger among U.S. Restaurant Properties, Inc., Ivanhoe Acquisition XVIII, LLC, and CNL Income Fund XVIII, Ltd., dated as of August 9, 2004

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